UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2013

INLAND REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32185	36-3953261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 3, 2013, Inland Real Estate Corporation (“the Company”) announced that the Company has acquired for its consolidated portfolio, Valparaiso Walk, a 137,509-square-foot power center in northwestern Indiana for approximately $21.9 million.

A copy of the news release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in its entirety in this Item 8.01 disclosure by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	Exhibit No.	Description
	99.1	News release of Inland Real Estate Corporation, dated January 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

Date: January 9, 2013	By:	/s/ Mark E. Zalatoris
	Name:	Mark E. Zalatoris
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release of Inland Real Estate Corporation, dated January 3, 2013.